UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): March 28, 2011
NOBLE CORPORATION
(Exact name of Registrant as specified in its charter)

Switzerland	000-53604	98-0619597
(State or other jurisdiction of	(Commission file number)	(I.R.S. employer
incorporation or organization)		identification number)

Dorfstrasse 19A
Baar, Switzerland	6340
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: 41 (41) 761-65-55
NOBLE CORPORATION
(Exact name of Registrant as specified in its charter)

Cayman Islands	001-31306	98-0366361
(State or other jurisdiction of	(Commission file number)	(I.R.S. employer
incorporation or organization)		identification number)

Suite 3D, Landmark Square	KY-1 1206
64 Earth Close	(Zip code)
P.O. Box 31327
Georgetown, Grand Cayman, Cayman Islands, BWI
(Address of principal executive offices)
Registrant’s telephone number, including area code: (345) 938-0293
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This combined filing on Form 8-K is separately filed by Noble Corporation, a Swiss corporation (“Noble-Swiss”), and Noble Corporation, a Cayman Islands company (“Noble-Cayman”). Information in this filing relating to Noble-Cayman is filed by Noble-Swiss and separately by Noble-Cayman on its own behalf. Noble-Cayman makes no representation as to information relating to Noble-Swiss (except as it may relate to Noble-Cayman) or any other affiliate or subsidiary of Noble-Swiss. This report should be read in its entirety as it pertains to each of Noble-Swiss and Noble-Cayman. References to “Noble” mean Noble-Swiss and its consolidated subsidiaries, including Noble-Cayman.
ITEM 7.01. Regulation FD Disclosure.
     Noble is furnishing certain presentation materials as Exhibit 99.1 to this report. These materials will be used by Noble’s management at the Howard Weil Energy Conference held on March 27-31, 2011. The presentation is being furnished in accordance with Rule 101 (e) (1) under Regulation FD and shall not be deemed to be filed.
     Statements regarding cost estimates or guidance, backlog, rig demand, fleet condition or performance, timing of delivery of newbuilds, contract commitments, dayrates, contract commencements, contract extensions or renewals, industry fundamentals, customer relationships, future performance, growth opportunities, market outlook, as well as any other statements that are not historical facts in this Current Report, including the related presentation materials, are forward-looking statements that involve certain risks, uncertainties and assumptions. These risks and uncertainties include but are not limited to market conditions, operating hazards and delays, risks associated with operations outside of the U.S., actions by regulatory authorities, customers and other third parties, legislation and regulations affecting drilling operations, compliance with regulatory requirements, costs and difficulties relating to the integration of acquired businesses, factors affecting the level of activity in the oil and gas industry, supply and demand of drilling rigs, factors affecting the duration of contracts, delays in the construction of newbuilds, the actual amount of downtime, factors that reduce applicable dayrates, violations of anti-corruption laws, hurricanes and other weather conditions and other factors detailed in Noble’s most recent Form 10-K, Form 10-Q’s and other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit 99.1	Noble Corporation — Howard Weil Energy Conference Presentation Slides.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noble Corporation, a Swiss corporation

Date: March 28, 2011

	By:	/s/ Thomas L. Mitchell Thomas L. Mitchell
Senior Vice President and Chief Financial Officer

Noble Corporation, a Cayman Islands company

By:	/s/ Alan R. Hay Alan R. Hay
Vice President

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Noble Corporation — Howard Weil Energy Conference Presentation Slides.